Fremont Mutual Funds, Inc.

                       Supplement dated November 30, 2000
                                     to the
                       Prospectus dated February 10, 2000

FREMONT GLOBAL FUND:

Effective September 5, 2000, William Powers, Managing Director, assumed management responsibilities for the portfolio of the Fremont Global Fund managed by Sub-Advisor, Pacific Investment Management Company (PIMCO). Mr. Powers is a senior member of PIMCO's portfolio management and investment strategy groups and has been employed by PIMCO for over 10 years.

FREMONT EMERGING MARKETS FUND:

Effective November 21, 2000, BDT Investment Management Limited (BDT Invest) became sub-advisor to the Fremont Emerging Markets Fund.

Henry Thornton, co-founder and CEO of BDT Invest, has managed the Fund since its inception in June 1996. He has over 15 years of experience investing in Asian and Emerging Market securities.

Prior to co-founding BDT Invest in June 2000, Mr. Thornton was employed as a portfolio manager by the Fund's previous sub-advisor, CMG First State (Hong
Kong) LLC. As a result of a series of corporate acquisitions, three different firms: CMG First State (Hong Kong) LLC (1999-2000); Nicholas-Applegate Capital Management (Hong Kong) (1997-1999); and Credit Lyonnais International Asset Management (HK) Limited (1996-1997) have served as sub-advisor to the Fund since its inception in 1996. Mr. Thornton was an employee of each sub-advisor and was responsible for management of the Fund.

FREMONT U.S. MICRO-CAP FUND:

Effective March 10, 2000, the Fremont U.S. Micro-Cap Fund was closed to new investors. Shareholders who owned shares of the Fund as of March 10, 2000, may purchase additional shares in their existing accounts. Financial advisors and institutions that have existing client assets in the Fund may add to their client accounts as well as open new accounts for other clients. Fremont Investment Advisors, Inc., as the advisor of the Fund, may reopen and close the Fund to certain types of new investors in the future.

After March 10th, shareholders that own other Fremont Mutual Funds may not exchange these shares into the Fremont U.S. Micro-Cap Fund unless they have an existing Fremont U.S. Micro-Cap Fund account.